SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only(as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

JOHN HANCOCK FINANCIAL SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2

Filed by John Hancock Financial Services, Inc.

Pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: John Hancock Financial Services, Inc.

Commission File No.: 1-15607

Forward-Looking Statements

The statements, analyses, and other information contained herein relating to the proposed merger and anticipated synergies, savings and financial and operating performance, including estimates for growth, trends in each of Manulife Financial Corporation’s and John Hancock Financial Services, Inc.’s operations and financial results, the markets for Manulife’s and John Hancock’s products, the future development of Manulife’s and John Hancock’s business, and the contingencies and uncertainties to which Manulife and John Hancock may be subject, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management’s current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on Manulife and John Hancock may not be those anticipated by management. Actual results may differ materially from the results anticipated in these forward-looking statements. For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in Manulife’s most recent Annual Report on Form 40-F for the year ended December 31, 2002, John Hancock’s most recent Annual Report on Form 10-K for the year ended December 31, 2002 and John Hancock’s quarterly reports on Form 10-Q and other documents filed by Manulife and John Hancock with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include, without limitation, the following: changes in general economic conditions; the performance of financial markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; new tax or other government regulation; losses relating to our investment portfolio; volatility in net income due to regulatory changes in accounting rules, including changes to GAAP, CGAAP and statutory accounting; the ability to achieve the cost savings and synergies contemplated by the proposed merger; the effect of regulatory conditions, if any, imposed by regulatory agencies; the reaction of John Hancock’s and Manulife’s customers and policyholders to the transaction; the ability to promptly and effectively integrate the businesses of John Hancock and Manulife; diversion of management time on merger-related issues; and increased exposure to exchange rate fluctuations.

Neither Manulife Financial Corporation nor John Hancock Financial Services, Inc. undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

Important Legal Information

This communication is being made in respect of the proposed merger involving John Hancock Financial Services, Inc. and Manulife Financial Corporation. In connection with the proposed merger, Manulife will be filing a registration statement on Form F-4 containing a proxy statement/prospectus for the stockholders of John Hancock and John Hancock will be filing a proxy statement for its stockholders, and each will be filing other documents regarding the proposed transaction, with the SEC. Before making any voting or investment decision, John Hancock Financial Services, Inc.’s stockholders and investors are urged to read the proxy statement/prospectus regarding the merger and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. The registration statement containing the proxy statement/prospectus and other documents will be available free of charge at the SEC’s Web site, www.sec.gov. Stockholders and investors in John Hancock Financial Services, Inc. or Manulife Financial Corporation will also be able to obtain the proxy statement/prospectus and other documents free of charge by directing their requests to John Hancock Financial Services, Inc. Shareholder Services, c/o EquiServe, L.P., P.O. Box 43015, Providence, RI 02940-3015, (800-333-9231) or to Manulife Financial Corporation Investor Relations, 200 Bloor Street East, NT-7, Toronto, Ontario, M4W 1E5, Canada, (800-795-9767).

Manulife Financial Corporation, John Hancock Financial Services, Inc. and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding John Hancock Financial Services, Inc.’s directors and executive officers is available in John Hancock Financial Services, Inc.’s proxy statement for its 2003 annual meeting of stockholders, which was filed with the SEC on March 20, 2003, and information regarding Manulife Financial Corporation’s directors and executive officers is available in Manulife Financial Corporation’s annual report on Form 40-F for the year ended December 31, 2002 and its notice of annual meeting and proxy circular for its 2003 annual meeting, which was filed with the SEC on March 31, 2003. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

The following is a series of slides used at a presentation made on September 30, 2003, to employees of John Hancock Financial Services, Inc. (“John Hancock”) by David D’Alessandro, Chairman and Chief Executive Officer of John Hancock.

3

John Hancock and Manulife:
A New Era

David F. D’Alessandro
September 30, 2003

Forward-Looking Statements/Important Legal Information

Forward-Looking Statements

The statements, analyses, and other information contained herein relating to the proposed merger and anticipated synergies, savings and financial and operating performance, including estimates for growth,  trends in each of Manulife Financial Corporation’s and John Hancock Financial Services, Inc.’s operations and financial results, the markets for Manulife’s and John Hancock’s products, the future development of Manulife’s and John Hancock’s business, and the contingencies and uncertainties to which Manulife and John Hancock may be subject, as well as other statements including words such as “anticipate,” “believe,”
“plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation
Reform Act of 1995.  Such statements are made based upon management’s current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on Manulife and John Hancock may not be those anticipated by management.  Actual results may differ materially from the results anticipated in these forward-looking statements.  For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in Manulife’s most recent Annual Report on Form 40-F for the year ended December 31, 2002, John Hancock’s most recent
Annual Report on Form 10-K for the year ended December 31, 2002 and John Hancock’s quarterly reports on Form 10-Q and other documents filed by Manulife and John Hancock with the Securities and Exchange Commission (“SEC”).  These risks and uncertainties include, without limitation, the following: changes in general economic conditions; the performance of financial markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; new tax or other government regulation; losses relating to our investment portfolio; volatility in net income due to regulatory changes in accounting rules, including changes to GAAP, CGAAP and statutory accounting; the ability to achieve the cost savings and synergies contemplated by the proposed merger; the effect of regulatory conditions, if any, imposed by regulatory agencies; the reaction of John Hancock’s and Manulife’s customers and policyholders to the transaction; the ability to promptly and effectively integrate the businesses of John Hancock and Manulife; diversion of management time on merger-related issues; and increased exposure to exchange rate fluctuations.

Neither Manulife Financial Corporation nor John Hancock Financial Services, Inc. undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

Important Legal Information

This communication is being made in respect of the proposed merger involving John Hancock Financial Services, Inc. and Manulife Financial Corporation.  In
connection with the proposed merger, Manulife will be filing a registration statement on Form F-4 containing a proxy statement/prospectus for the stockholders of
John Hancock and John Hancock will be filing a proxy statement for its stockholders, and each will be filing other documents regarding the proposed transaction, with the SEC.  Before making any voting or investment decision, John Hancock Financial Services, Inc.’s stockholders and investors are urged to read the proxy statement/prospectus regarding the merger and any other relevant documents carefully in their entirety when they become available because
they will contain important information about the proposed transaction.   The registration statement containing the proxy statement/prospectus and other documents will be available free of charge at the SEC’s Web site, www.sec.gov.  Stockholders and investors in John Hancock Financial Services, Inc. or Manulife
Financial Corporation will also be able to obtain the proxy statement/prospectus and other documents free of charge by directing their requests to John Hancock
Financial Services, Inc. Shareholder Services, c/o EquiServe, L.P., P.O. Box 43015, Providence, RI 02940-3015, (800-333-9231) or to Manulife Financial
Corporation Investor Relations, 200 Bloor Street East, NT-7, Toronto, Ontario, M4W 1E5, Canada, (800-795-9767).

Manulife Financial Corporation, John Hancock Financial Services, Inc. and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions.  Information regarding John Hancock Financial
Services, Inc.’s directors and executive officers is available in John Hancock Financial Services, Inc.’s proxy statement for its 2003 annual meeting of stockholders, which was filed with the SEC on March 20, 2003, and information regarding Manulife Financial Corporation’ directors and executive officers is available in Manulife
Financial Corporation’s annual report on Form 40-F for the year ended December 31, 2002 and its notice of annual meeting and proxy circular for its 2003 annual meeting, which was filed with the SEC on March 31, 2003.  Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Agenda

Why Are We Merging?

Why Is Manulife the Right Partner for Us??

What Will the New Company Look Like?

What Are the Terms of the Deal?

How Does It Affect Me?

What Happens Next?

Agenda

Why Are We Merging?

Why Is Manulife the Right Partner for Us??

What Will the New Company Look Like?

What Are the Terms of the Deal?

How Does It Affect Me?

What Happens Next?

Why Merge?

Hancock Has Many Strengths

Balanced Mix Of Business

Broad Distribution

Balanced, Competitive Product Offerings

Powerful Brand

Efficient Cost Structure

Strong Management Team

Strong Financial Results

13% average annual growth

Solid Growth in Operating Income per Share

Why Merge?

Strong Financial Results

Solid Return on Equity Results

Why Merge?

Advantages of a Merger

Strategic Merger with the Right Partner would:

Strengthen rating and capital position

Increase capacity for growth

Generate significant expense savings

Leverage our Brand

Broaden international reach for long-term growth

Why Merge?

Advantages of a Merger

Strategic Merger with the Right Partner would:

Strengthen rating and capital position

Increase capacity for growth

Generate significant expense savings

Leverage our Brand

Broaden international reach for long-term growth

Be beneficial to:

Shareholders

Employees

Community

Why Merge?

Agenda

Why Are We Merging?

Why Is Manulife the Right Partner for Us??

What Will the New Company Look Like?

What Are the Terms of the Deal?

How Does It Affect Me?

What Happens Next?

Who Is Manulife?

Leading Canadian insurer operating in 15 countries

Global Headquarters: Toronto

US Headquarters: Boston

Market Cap: $15 Billion

Ratings:

Aa2 (Moody’s)
AA+ (S&P)
A++ (A. M. Best)
AA+ (Fitch)

Source: Manulife

2002 Net Income

Other

13%

U.S.

34%

Canada

27%

Asia

26%

Why Manulife?

An Exceptional Opportunity

Manulife Goals

John Hancock Goals

Build in
Growth Markets

Expand
Distribution Network

Expand
Distribution Network

Diversify
Product Portfolio

Develop U.S.
Brand Awareness

Build Leadership
in U.S., Canada & Asia

Rebalance
Risk Profile

Diversify
Earnings

Transaction achieves the key goals of each company…

Expand Scale of
Operations

Expand Scale of
Operations

Why Manulife?

Market Capitalization

Scale

2nd Largest
Life Insurance
Company in
North America

Source: Morgan Stanley as of 9/24/03

Scale

5th Largest
Life Insurance
Company in
the World

Source: Morgan Stanley as of 9/24/03

Market Capitalization

Industry Leader in Core Products

Based on 2002 Sales Data

*Tied with Great-West Life Assurance Company.

Sources: Various independent market surveys including LIMRA, Fraser, etc.  Data as of 12/31/02.

1

1

-

Small Case 401(k)

Canada

United
States

2

3

4

Group Health

1*

2

3

Group Life

1*

4

8

Life Insurance

10

-

10

Fixed Annuity

8

-

8

GICs

28

2

3

10

Hancock

8

11

Variable Annuity

2

-

Long Term Care

1

9

Universal Life

2

10

Variable Life

Combined

Manulife

Earnings by Product

Diversification: Earnings

MFC 2002 CGAAP shareholders’ net income excluding corporate segment; JHF USGAAP 2002 net  income excluding corporate segment.

Combined

Manulife

Group

Life

Reins.

Wealth
Mgt.

Pension
& Inv. Mgt.

GSFP

John Hancock

LTC

Combined

Manulife

John Hancock

Diversification: Earnings

Geographic Balance

MFC 2002 CGAAP shareholders’ net income excluding corporate segment; JHF USGAAP 2002 net  income excluding corporate segment.

Other

Canada

United States

Asia

Diversification: US Life Insurance

Source LIMRA

Combined

$520.2 mm
Rank #4

Manulife

$187.8 mm
Rank #16

Sales Mix & Rank – 2002 US Life Sales

COLI/BOLI

Core VL

Core UL

Traditional

John Hancock

$332.3 mm
Rank #8

Stronger, broader combined distribution network

Diversification: Distribution

Relative Strength of Channel

Canadian General Agents

Canadian Direct Brokerage

Broker/Dealer Variable Annuity

LTC Brokerage

Hancock

Broker/Dealer Mutual Funds

Bank Fixed Annuity

Agency Force

Insurance Brokerage

Combined

Manulife

Distribution System

Modest

Strong

None

Diversification: Product

529 College Savings Plans

Relative Strength of Product

SignatureNotes

401(k)

Fixed Annuity

Mutual Funds

Hancock

Variable Annuity

Long-Term Care

Universal Life

Variable Life

Combined

Manulife

Modest

Strong

None

Stronger, broader combined product portfolio

Diversification: Assets

$128

$53

$75

Total Invested Assets

3%

2%

4%

Other

2%

5%

0%

Real Estate

4%

8%

2%

Cash & Short Term

3%

2%

17%

73%

Hancock

4%

6%

Policy Loans

5%

9%

Stocks

66%

57%

Bonds

15%

13%

Mortgages

Combined

Manulife

($Billions)

Invested Assets as of June 30, 2003

Source: Manulife

Diversification: Bond Quality

John Hancock

Manulife

Combined

Risk Profile Improves

BBB

AAA/AA/A

Below Investment Grade

Source: Manulife

Why This Merger?

2nd Largest Life Insurer in North America based on
market cap

Leading positions in Core Businesses

Enhanced distribution for revenue & profit growth

Cost synergies in US, Canada and Asia

Ability to maintain AA rating – confirmed by Rating
Agencies

Diversified source of Earnings

With solid life insurance base

Agenda

Why Are We Merging?

Why Is Manulife the Right Partner for Us?

What Will the New Company Look Like?

What Are the Terms of the Deal?

How Does It Affect Me?

What Happens Next?

Two Strong Brands

Proposed Organization

Dominic D’Alessandro

President & CEO
Manulife

David D’Alessandro

Chief Operating Officer &
President-Elect

Executive Committee *

    James Benson – Protection US

    Wayne Budd – Legal, HR

    John DesPrez III – Wealth Mgt US

    Bruce Gordon – Canada

    Tom Moloney – CFO

Executive Committee *

    Victor Apps – Asia

    Donald Guloien – Investments

    John Mather – Administration

    Trevor Matthews – Japan

    Peter Rubenovitch – CFO

Proposed North American Operation

David D’Alessandro

Chairman & CEO, John Hancock

COO and Future President, Manulife

Canada
Gordon

US Protection
Benson

Life

LTC

US Wealth
Management
DePrez

CFO
Moloney

Corporate
Communications
Burgay

Legal & HR
Budd

ITS
Walters

Mutual Funds

401(k)

Managed Accts

College Savings

Annuities

Pension

Health

Life

Integration
Team

Source of Operating Earnings

MFC 2002 CGAAP shareholders’ net income excluding corporate segment; JHF USGAAP 2002 net  income excluding corporate segment.

Pro Forma 2002 Net Income

US Protection

Canada

G&SFP
& Inv Mgt

Reinsurance

US Wealth
Mgmt

Asia & Japan

Other
Operations
33%

North
American
Operations
67%

David D’Alessandro to be Chief Operating Officer and Future President,
directly responsible for North American Operations

Agenda

Why Are We Merging?

Why Is Manulife the Right Partner for Us?

What Will the New Company Look Like?

What Are the Terms of the Deal?

How Does It Affect Me?

What Happens Next?

Value Added Transaction

1.1853

Exchange Ratio

18.5%

Premium*

121%

Premium over IPO*

1.67

Price to Book*

With a stock-for-stock transaction, shareholders will share in the value created by the new, stronger company

* Based on September 24, 2003 closing price, IPO offering price

121%

1.67

18.5%

1.1853

JHF & MFC

Cash deal

Exchange Ratio

6%

Premium*

32%

Premium over IPO*

0.75

Price to Book*

MONY

Transaction compared to MONY/AXA

* Relative to September 24 closing price for JHF & MFC, September 16 closing price for MONY, IPO offering prices
Source: Wall Street Journal

Value Added Transaction

Stock Performance Since IPO

JHF
as of
9/24/03

DJIA

S&P500

NASDAQ

Selected
  Peers

September 24, 2003 vs. January 27, 2000

JHF
at
$37.60

Selected peer companies: Hartford, Jefferson-Pilot, Lincoln National, MetLife, Pru & Principal
JH data uses $17 IPO price, others based on closing prices on January 27,2000

Notes: Based on 289 million shares outstanding as of 9/18/03 vs 315 million at IPO
IPO price - $17.00; 9/24/03 closing prices

Value Added to Owners

As of September 24, 2003, $4.8 billion in value created;
       at a price of $37.60/share that increases to $6.5 billion

Value
Added
Since IPO

Value Added for Policyholders

600,000 policyholders continue to hold a total of 115
million shares -- 40% of total shares outstanding

191

115 M

# Shares

Value added to policyholders who still hold stock

$7,083

$3,829

$3,254

Average

$4.3 B

$2.3B

$2.0 B

Total

Total
Value*
Realized

Added Value*
$37.60/shr

Value at IPO
$17/shr

*Relative to September 24 closing prices for JHF & MFC

Agenda

Why Are We Merging?

Why Is Manulife the Right Partner for Us?

What Will the New Company Look Like?

What Are the Terms of the Deal?

How Does It Affect Me?

What Happens Next?

Merger agreement stipulates that:

North American Operation headquarters will be in MA

Majority of JH employment will remain in Boston

Current level of charitable giving will continue

Current level of community involvement will continue

Impact on Employees & the Community

Impact on Employees & the Community

This is not just an expense exercise.
Growth is expected to come from product &
distribution revenue synergies

Agenda

Why Are We Merging?

Why Is Manulife the Right Partner for Us?

What Will the New Company Look Like?

What Are the Terms of the Deal?

How Does It Affect Me?

What Happens Next?

What Happens Next

Companies will operate independently until merger is
effective

About a 6 month process until merger is effective

What We All Need To Do

Have patience

Be flexible

Remain focused

Keep the business moving forward

What We All Need To Do

Have patience

Keep the business moving forward

Be flexible

Remain focused

Will not succeed without the
continued dedication of all associates

Questions?